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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                ______________



Date of Report (Date of earliest event reported):  MAY 16, 2001



                              ORGANOGENESIS, INC.
            (Exact name of registrant as specified in its charter)


   DELAWARE                      1-9898                         04-2871690
------------------        ---------------------            ---------------------
(State or other                (Commission                     (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)


                        150 DAN ROAD, CANTON. MA 02021
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (781) 575-0775
                                                    --------------
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ITEM 5.   OTHER EVENTS.

     On May 16, 2001, the Registrant issued a press release announcing the appointment of Dr. Michael Sabolinski to the positions of President and Chief Executive Officer and to the Board of Directors, replacing Philip M. Laughlin who resigned from these positions.

     The information contained in the press release dated May 16, 2001 is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The Registrant's Press Release dated May 16, 2001 entitled "Michael Sabolinski, M.D. Becomes President and CEO of Organogenesis Inc."

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ORGANOGENESIS
                                    -------------
                                    (Registrant)



Date: May 16, 2001                  By:  /s/ John J. Arcari
                                         ---------------------------------
                                    Name:  John J. Arcari
                                    Title: Vice President, Finance and
                                           Administration and Chief Financial
                                           Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number         Description
-------        -----------

 99.1 The Registrant's Press Release dated May 16, 2001 entitled "Michael Sabolinski, M.D. Becomes President and CEO of Organogenesis Inc."

                                       4